PROMISSORY  NOTE

$16,000,000.00     December  6,  2002

     FOR VALUE RECEIVED, the undersigned, Emeritus Realty Corporation, a Nevada corporation ("Borrower"), promises to pay to Health Care Property Investors,
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Inc., a Maryland corporation ("Lender"), the principal amount of Sixteen Million
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Dollars  ($16,000,000.00), pursuant to the terms set forth in the Loan Agreement dated as of even date herewith by and between Lender and Borrower (as the same may be amended, restated or otherwise modified from time to time, the "Loan
                                                                            ----
Agreement").  The principal amount of and all interest on this Note shall be due
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and  payable  in  accordance  with  the  provisions  of  the  Loan  Agreement.

     Upon the occurrence of an Event of Default (as defined in the Loan Agreement) which is not cured within the applicable grace period set forth in the Loan Agreement, the holder of this Note may, at its option, without notice to or demand upon Borrower or any other party, declare immediately due and payable the entire principal balance hereof together with all accrued and unpaid interest thereon, plus any other amounts then owing pursuant to this Note, whereupon the same shall be immediately due and payable

     No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of Lender or any holder of this Note, and then only to the extent specifically set forth therein.

     If any Event of Default occurs in any payment due under this Note, Borrower and all guarantors and endorsers hereof, and their successors and assigns, promise to pay all costs and expenses, including attorneys' fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder's rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the holder's acceptance of any past due installments or by any indulgence granted by the holder to Borrower.

     Borrower and all endorsers hereof, and their successors and assigns, hereby waive presentment, demand, diligence, protest and notice of every kind, and agree that they shall remain liable for all amounts due under this Note notwithstanding any extension of time or change in the terms of payment of this Note granted by any holder hereof, any change, alteration or release of any property now or hereafter securing the payment hereof or any delay or failure by the holder hereof to exercise any rights under this Note. Borrower and all endorsers hereof, and their successors and assigns, hereby waive the right to plead any and all statutes of limitation as a defense to a demand under this Note to the full extent permitted by law.

     This Note shall inure to the benefit of Lender, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of Borrower. Each reference herein to powers or rights of Lender shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

     In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

     This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of law; provided, that Lender and each holder hereof reserves any and all rights it may have under federal law, including without limitation those relating to the charging of interest.



[Signature  Page  Follows]

     IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed the day and year first above written.



EMERITUS  REALTY  CORPORATION,
a  Nevada  Corporation


By:     /s/  Raymond  R.  Brandstrom
        ----------------------------
Name:    Raymond  R.  Brandstrom
Its:     Vice  President  of  Finance